Exhibit 10.17
                         FIFTH AMENDMENT
                         UAL CORPORATION
                        SUPPLEMENTAL ESOP
                 (Effective as of July 12, 1994)

          By virtue and in exercise of the amending power reserved to UAL Corporation (the "Company") under Section 13.1(a) of the UAL Corporation Supplemental ESOP (effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots Association International ("ALPA") and the International Association of Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective as of January 1, 1996 (except as specified below).

          1. The following new subsection 1.3(h)A is added immediately following Section 1.3(h):

     "(h)A "Distribution Period" means, the first week of October, 1996, the first week of December 1996, and the first week of each of the months of May, June, July, August, September, October, November and December in 1997 and subsequent Plan Years."

          2. The following new subsection (c) is hereby added to Section 2.7:

     "(c) For a Participant who, on or after October 1, 1994 but before January 1, 1996, returned to employment with the Company from qualified military service, shares were initially credited under this Plan on account of such service. Such shares shall be contributed to the ESOP to the extent provided in the ESOP pursuant to Code section 414(u). To the extent such shares are contributed to the ESOP for a Participant, they shall be reduced under this Plan."

          3.  Section 3.1(b)(i) is amended to read as follows:

     "(i) during the Distribution Period following the Valuation Date coinciding with or next following the later of (x) the earlier of the Participant's termination of employment with the Employer and its Affiliates and the date the Participant is determined to have a Total Disability, or (y) December 31, 1995, the Company shall pay such Participant (or if such Participant is not living at the time for payment, such Participant's Beneficiary) the value of the Participant's vested Account; and"

          4.  The following is hereby added to the end of
Section 3.1(b):

     "The Committee may, for any Participant or group of Participants, defer all or part of a distribution to a subsequent Distribution Period if distribution during the Distribution Period referred to in clause (i) would not be practicable (e.g., because necessary information is unavailable)."

          5.  Section 3.1(c)(v) is amended to read as follows:

     "Notwithstanding the foregoing, any election (or modification or revocation thereof) under clauses (i) or
     (ii) shall be void unless made at least one year prior to the Participant's termination of employment with the Employer (and its Affiliates) or prior to February 24, 1995. In the case of any member of the IAM Employee Group whose employment with the Employer and its Affiliates is not terminated at the time of his election, the foregoing sentence shall not apply. Instead any such election (or modification or revocation thereof) shall be void unless made (x) at least one year prior to the Participant's termination of employment with the Employer (and its affiliates), or (y) by December 13, 1996. Notwithstanding the foregoing, any election under clauses (iii) or (iv) shall be void unless made at least 30 days before the first day of the Distribution Period in which the distribution will be made."



IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to be executed on December 31, 1996.

                                   UAL CORPORATION

                                   /s/ Douglas A. Hacker
                                   ---------------------

                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL

                                   /s/ J. Randolph Babbitt
                                   -----------------------
                                   J. Randolph Babbitt, President

                                   /s/ Michael H. Glawe
                                   --------------------
                                   Michael H. Glawe, MEC Chairman

                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS


                                   /s/ Kenneth W. Thiede
                                   ---------------------